UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/09

ITEM 1.           REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2009

Semiannual Report to Shareholders

DWS Disciplined Market Neutral Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

29 Financial Statements

33 Financial Highlights

37 Notes to Financial Statements

44 Investment Management Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Summary of Administrative Fee Evaluation by Independent Fee Consultant

55 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2009

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 are 3.22%, 4.03% and 3.03% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/09
DWS Disciplined Market Neutral Fund	6-Month‡	1-Year	Life of Fund*
Class A	1.06%	2.55%	.25%
Class C	.78%	1.74%	-.56%
Institutional Class	1.16%	2.86%	.44%
Citigroup 3-Month T-Bill Index+	.42%	1.31%	3.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 2/28/09	$ 9.41	$ 9.33	$ 9.42
8/31/08	$ 9.65	$ 9.59	$ 9.67
Distribution Information: Six Months as of 2/28/09 Income Dividends	$ .01	$ —	$ .03
Capital Gain Distributions	$ .34	$ .34	$ .34
Class A Lipper Rankings — Equity Market Neutral Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	50	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/09
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$9,665	$9,481
	Average annual total return	-3.35%	-2.22%
Class C	Growth of $10,000	$10,174	$9,868
	Average annual total return	1.74%	-.56%
Citigroup 3-Month T-Bill Index+	Growth of $10,000	$10,131	$10,753
	Average annual total return	1.31%	3.17%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Market Neutral Fund — Institutional Class [] Citigroup 3-Month T-Bill Index+

Comparative Results as of 2/28/09
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,028,600	$1,010,600
	Average annual total return	2.86%	.44%
Citigroup 3-Month T-Bill Index+	Growth of $1,000,000	$1,013,100	$1,075,300
	Average annual total return	1.31%	3.17%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 is 3.14% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 2/28/09
DWS Disciplined Market Neutral Fund	6-Month‡	1-Year	Life of Fund*
Class S	1.21%	2.81%	.41%
Citigroup 3-Month T-Bill Index+	.42%	1.31%	3.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

+ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/09	$ 9.42
8/31/08	$ 9.66
Distribution Information: Six Months as of 2/28/09: Income Dividends	$ .02
Capital Gain Distributions	$ .34
Class S Lipper Rankings — Equity Market Neutral Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	50	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Market Neutral Fund — Class S [] Citigroup 3-Month T-Bill Index+

Comparative Results as of 2/28/09
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,281	$10,098
	Average annual total return	2.81%	.41%
Citigroup 3-Month T-Bill Index+	Growth of $10,000	$10,131	$10,753
	Average annual total return	1.31%	3.17%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2008 to February 28, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,010.60	$ 1,007.80	$ 1,012.10	$ 1,011.60
Expenses Paid per $1,000*	$ 15.85	$ 19.56	$ 14.62	$ 14.36
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,009.03	$ 1,005.31	$ 1,010.26	$ 1,010.51
Expenses Paid per $1,000*	$ 15.84	$ 19.54	$ 14.60	$ 14.36
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	3.18%	3.93%	2.93%	2.88%
+ Includes dividend expense on securities sold short of 1.43% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the fund's management team discusses recent market events as well as the performance and positioning of the portfolio during the six-month period ended February 28, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the US stock market perform during the past half year?

A: The US stock market plunged during the fund's semiannual reporting period based on the -42.25% return of the Russell 1000® Index.1 Equities initially came under intense selling pressure early in the fourth quarter of 2008, when it became evident that the financial crisis was leading to a larger-than-expected slowdown in the global economy. This downturn fed on itself when "forced selling" by hedge funds and other leveraged investors created a snowball effect that sent stocks skidding nearly 20% in just a matter of days in mid-October. The markets staged a modest rebound in the final five weeks of 2008, but stocks quickly moved to fresh lows during January and February once companies began to report severe earnings weakness for the fourth quarter and slash their estimates for 2009. During this time, investors also reacted negatively to the continued intensification of the financial crisis and the perceived ineffectiveness of the government's response to the deepening recession.

Q: How did the fund perform?

A: The fund uses a disciplined stock selection process to evaluate securities based on valuation, growth, and market sentiment information. The fund seeks to hold similar exposure on both the long and short side of the market by evaluating the attractiveness of each stock in the Russell 1000 Index relative to its industry, then establishing long positions in 120 to 160 of the most attractive stocks and selling short an approximately equal dollar amount of those we deem to be least attractive. The net result of the offsetting long and short positions is "market neutrality," which means that movements in the broader market may not have an impact on performance.

This approach worked well during the past six months. The fund produced a total return of 1.06% (Class A shares) during the six-month period ended February 28, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Citigroup 3-Month T-Bill Index, returned 0.42% during the same interval.2

Q: How did the various elements of the fund's investment process affect performance?

A: We view individual stocks from a growth, valuation and market sentiment perspective. During the past six months, the growth and market sentiment factors contributed positively, while the valuation factors delivered mixed results.

Q: In what industries did the fund achieve the most effective stock selection?

A: There were a number of industries in which our investment process produced very strong results. Most notable among these was retail, where the fund gained ground through the strong performance of its short positions. At a time when consumers were paring back on discretionary expenses in response to slowing growth, retail stocks were hit particularly hard. The result, for the fund, was gains from short positions in stocks such as Office Depot, Inc.*, Macy's, Inc. and Dick's Sporting Goods, Inc. Notably, the fund also had several winners on the long side, including Auto Zone, Inc.* and Foot Locker, Inc.3 We believe this helps illustrate the potential value of looking for opportunities on both the long and short sides of the market.

Telecommunications services was a further source of strength for the fund, due largely to short positions in several stocks that underperformed the industry by a wide margin. Leap Wireless International Corp.* and Crown Castle International Corp. both registered losses near 50% during the time in which the fund was short, well below the return of the broader industry.

The hotels/restaurants/leisure industry was another area of the market hurt by the decline in consumer spending. Accordingly, the leading gainers for the fund were its short positions in stocks such as Las Vegas Sands Corp.* and Starbucks Corp.* But as was the case in retail, we also added value through a long position — in this case, Brinker International Inc.

Software services, commercial services/supplies and diversified financials were also industries in which our stock selection process worked well.

Q: In what industries did the fund's stock picks underperform?

A: The fund's worst industry was automobiles and components. This group was hit hard by the sharp drop-off in auto sales and the questionable futures of the major US carmakers. As would be expected, the fund's long positions in stocks such as WABCO Holdings, Inc. and TRW Automotive Holdings Corp. performed poorly. This was not adequately offset by gains from its short positions, however, leading to underperformance in this portion of the fund.

In technology hardware/equipment, the story was similar. While short positions in stocks such as Motorola, Inc. added value, the decline in long positions proved too much to overcome. The leading detractors in this segment of the portfolio were longs in Jabil Circuit, Inc. and NetApp, Inc.* Unfortunately, one of the fund's shorts also took away from performance. Rambus, Inc., a semiconductor company, rose sharply on news of a favorable legal decision regarding a patent while we were short the stock. We closed out the position, which meant that the fund was unable to benefit when this decision was subsequently reversed.

The fund's positioning in the insurance, utilities and energy industries also detracted from performance. The leading individual detractor in the fund was Manitowoc Co., Inc., the industrial machinery company whose stock was crushed after it reported 2008 earnings at the low end of the expected range.

Q: Do you have any closing thoughts for shareholders?

A: While the concept of a market-neutral strategy may still be foreign to many investors, we believe this fund's results during the past six months help illustrate the potential value of our approach. By maintaining a beta — or market sensitivity — of zero, we were able to provide a steady performance even as the market was experiencing one of the most volatile periods in its history. We believe this helps illustrate the diversification value of a fund that can take advantage of opportunities on both sides of the market.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 Regarding Macy's, Inc., although the fund was long the stock on February 28, on average it held a short position during the six-month period.
* Not held in the portfolio as of February 28, 2009.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	2/28/09	8/31/08

Consumer Discretionary	19%	21%
Industrials	16%	16%
Information Technology	15%	13%
Health Care	12%	11%
Financials	10%	12%
Energy	9%	11%
Consumer Staples	7%	6%
Materials	7%	7%
Utilities	3%	—
Telecommunications Services	2%	3%
	100%	100%
Ten Largest Long Equity Holdings at February 28, 2009 (10.0% of Net Assets)
1. Terra Industries, Inc. Produces and markets nitrogen fertilizer and crop protecting products	1.2%
2. Capital One Financial Corp. Provider of consumer lending services through its subsidiaries	1.1%
3. CF Industries Holdings, Inc. Manufacturer and distributor of fertilizers	1.1%
4. Dean Foods Co. Provider of dairy and specialty food products	1.0%
5. Marshall & Ilsley Corp. A diversified financial services corporation with banking locations throughout Wisconsin	1.0%
6. The Mosaic Co. Produces and distributes crop nutrients	1.0%
7. Terex Corp. Diversified global manufacturer in mining, heavy-duty trucks and cranes	0.9%
8. Broadridge Financial Solutions, Inc. Provides technology based outsourcing to the financial services industry	0.9%
9. Foot Locker, Inc. Operator of mall-based athletic retail stores	0.9%
10. Bunge Ltd. Integrated global agribusiness and food company spanning the farm-to-consumer food chain	0.9%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	2/28/09	8/31/08

Consumer Discretionary	20%	18%
Health Care	15%	13%
Industrials	15%	17%
Information Technology	13%	17%
Consumer Staples	9%	5%
Energy	8%	7%
Financials	8%	10%
Materials	7%	8%
Telecommunications Services	3%	3%
Utilities	2%	2%
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at February 28, 2009 (9.5% of Net Assets)
1. Rambus, Inc. Manufacturer of semiconductor equipment	1.1%
2. US Bancorp. Provider of diversified financial services	1.0%
3. LKQ Corp. Procures salvage vehicles	1.0%
4. MetroPCS Communications, Inc. Provider of wireless communications	1.0%
5. NVIDIA Corp. Designs, develops and markets three-dimensional (3D) graphic processors	0.9%
6. Illumina, Inc. Develops tools for the large-scale analysis of genetic variation and function	0.9%
7. Eagle Materials, Inc. Manufacturer of building products	0.9%
8. SBA Communications Corp. Owns and operates wireless communications infrastructure	0.9%
9. Weatherford International Ltd. Provides equipment and services to the oil and gas industries	0.9%
10. Corning, Inc. Conducts operations in the telecommunications, advanced materials and information display industries	0.9%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2009 (Unaudited)

	Shares	Value ($)

Long Positions 85.2%
Common Stocks 80.7%
Consumer Discretionary 14.9%
Auto Components 0.8%
Autoliv, Inc. (a)	9,600	142,848
TRW Automotive Holdings Corp.* (a)	115,900	290,909
WABCO Holdings, Inc. (a)	121,700	1,231,604
		1,665,361
Hotels Restaurants & Leisure 2.2%
Brinker International, Inc. (a)	71,500	786,500
McDonald's Corp. (a)	31,500	1,645,875
Panera Bread Co. "A"* (a)	26,000	1,145,040
Yum! Brands, Inc. (a)	47,800	1,256,184
		4,833,599
Household Durables 1.8%
Centex Corp. (a)	241,700	1,500,957
D.R. Horton, Inc. (a)	220,900	1,866,605
Harman International Industries, Inc. (a)	56,800	603,216
		3,970,778
Internet & Catalog Retail 0.6%
Amazon.com, Inc.* (a)	11,600	751,564
Liberty Media Corp. — Interactive "A"* (a)	193,000	625,320
		1,376,884
Media 3.4%
CBS Corp. "B"	361,200	1,542,324
Comcast Corp. "A" (a)	139,500	1,821,870
DISH Network Corp. "A"* (a)	107,400	1,208,250
Interpublic Group of Companies, Inc.* (a)	277,300	1,056,513
Time Warner, Inc. (a)	234,700	1,790,761
		7,419,718
Multiline Retail 1.7%
Macy's, Inc. (a)	239,100	1,881,717
Sears Holdings Corp.* (a)	50,800	1,867,408
		3,749,125
Specialty Retail 3.5%
AutoNation, Inc.* (a)	118,700	1,184,626
Barnes & Noble, Inc. (a)	80,400	1,442,376
Foot Locker, Inc. (a)	238,800	1,984,428
RadioShack Corp. (a)	63,200	463,256
Ross Stores, Inc. (a)	38,500	1,136,520
The Gap, Inc. (a)	139,200	1,501,968
		7,713,174
Textiles, Apparel & Luxury Goods 0.9%
Jones Apparel Group, Inc. (a)	163,300	439,277
Phillips-Van Heusen Corp. (a)	86,800	1,438,276
		1,877,553
Consumer Staples 5.6%
Beverages 0.3%
Coca-Cola Enterprises, Inc. (a)	56,100	644,028
Food & Staples Retailing 1.2%
SUPERVALU, Inc. (a)	104,900	1,637,489
Sysco Corp. (a)	50,100	1,077,150
		2,714,639
Food Products 2.7%
Archer-Daniels-Midland Co. (a)	66,000	1,759,560
Bunge Ltd. (a)	41,500	1,945,520
Dean Foods Co.* (a)	112,100	2,292,445
		5,997,525
Personal Products 0.6%
Herbalife Ltd. (a)	91,800	1,252,152
Tobacco 0.8%
Lorillard, Inc. (a)	28,700	1,677,228
Energy 7.5%
Energy Equipment & Services 1.0%
Oil States International, Inc.* (a)	76,000	1,012,320
Tidewater, Inc. (a)	32,100	1,133,772
		2,146,092
Oil, Gas & Consumable Fuels 6.5%
Alpha Natural Resources, Inc.* (a)	92,800	1,707,520
Chevron Corp. (a)	22,900	1,390,259
Cimarex Energy Co. (a)	91,800	1,803,870
ConocoPhillips (a)	47,100	1,759,185
Encore Acquisition Co.* (a)	62,400	1,252,992
Mariner Energy, Inc.* (a)	175,900	1,627,075
Overseas Shipholding Group, Inc.	48,800	1,255,136
Tesoro Corp. (a)	124,300	1,834,668
Valero Energy Corp. (a)	51,700	1,001,946
W&T Offshore, Inc. (a)	84,500	680,225
		14,312,876
Financials 7.7%
Commercial Banks 3.6%
KeyCorp (a)	29,500	206,795
Marshall & Ilsley Corp.	494,300	2,263,894
SunTrust Banks, Inc. (a)	134,700	1,620,441
Synovus Financial Corp. (a)	541,100	1,883,028
Zions Bancorp. (a)	204,100	1,912,417
		7,886,575
Consumer Finance 1.1%
Capital One Financial Corp.	193,800	2,335,290
Diversified Financial Services 1.3%
Bank of America Corp. (a)	232,700	919,165
JPMorgan Chase & Co. (a)	47,800	1,092,230
The NASDAQ OMX Group, Inc.* (a)	43,300	904,970
		2,916,365
Insurance 1.7%
Allied World Assurance Co. Holdings Ltd. (a)	17,100	656,811
First American Corp. (a)	35,800	829,486
Hartford Financial Services Group, Inc. (a)	162,400	990,640
Lincoln National Corp. (a)	55,600	477,604
Unum Group (a)	72,200	734,996
		3,689,537
Real Estate Investment Trusts 0.0%
Apartment Investment & Management Co. "A" (REIT)	4,407	23,005
Health Care 9.6%
Biotechnology 1.4%
Amgen, Inc.*	31,500	1,541,295
Gilead Sciences, Inc.* (a)	36,200	1,621,760
		3,163,055
Health Care Equipment & Supplies 0.9%
C.R. Bard, Inc.	16,200	1,300,212
ResMed, Inc.* (a)	17,100	630,648
		1,930,860
Health Care Providers & Services 5.1%
Aetna, Inc. (a)	61,300	1,463,231
AmerisourceBergen Corp. (a)	51,100	1,622,936
Community Health Systems, Inc.* (a)	78,500	1,284,260
Coventry Health Care, Inc.* (a)	54,300	625,536
Express Scripts, Inc.* (a)	30,900	1,554,270
LifePoint Hospitals, Inc.* (a)	58,200	1,223,364
McKesson Corp. (a)	40,600	1,665,412
Universal Health Services, Inc. "B" (a)	44,500	1,638,935
		11,077,944
Pharmaceuticals 2.2%
Abbott Laboratories (a)	31,300	1,481,742
Eli Lilly & Co. (a)	54,800	1,610,024
Watson Pharmaceuticals, Inc.* (a)	60,800	1,718,816
		4,810,582
Industrials 13.2%
Aerospace & Defense 1.2%
Goodrich Corp. (a)	32,900	1,090,306
Northrop Grumman Corp. (a)	41,800	1,561,648
		2,651,954
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc. (a)	13,700	566,906
FedEx Corp. (a)	37,700	1,629,017
		2,195,923
Commercial Services & Supplies 1.6%
R.R. Donnelley & Sons Co. (a)	217,100	1,691,209
The Brink's Co. (a)	74,100	1,768,767
		3,459,976
Construction & Engineering 1.1%
Fluor Corp. (a)	36,100	1,200,325
Shaw Group, Inc.* (a)	54,000	1,260,360
		2,460,685
Machinery 4.7%
AGCO Corp.* (a)	47,400	812,436
Flowserve Corp. (a)	31,800	1,604,946
Gardner Denver, Inc.* (a)	33,400	631,928
Joy Global, Inc. (a)	71,200	1,243,152
Manitowoc Co., Inc. (a)	140,300	575,230
Oshkosh Corp. (a)	181,900	1,138,694
Terex Corp.* (a)	233,800	2,085,496
Timken Co. (a)	101,600	1,237,488
Trinity Industries, Inc. (a)	125,400	925,452
		10,254,822
Marine 0.3%
Kirby Corp.* (a)	24,800	546,592
Professional Services 0.8%
Manpower, Inc. (a)	60,900	1,697,892
Road & Rail 1.9%
CSX Corp. (a)	31,000	765,080
Norfolk Southern Corp. (a)	25,300	802,516
Ryder System, Inc. (a)	70,500	1,611,630
Union Pacific Corp. (a)	27,200	1,020,544
		4,199,770
Trading Companies & Distributors 0.6%
WESCO International, Inc.* (a)	79,500	1,319,700
Information Technology 12.4%
Communications Equipment 0.3%
ADC Telecommunications, Inc.*	219,100	622,244
Computers & Peripherals 3.4%
Apple, Inc.*	20,400	1,821,924
Lexmark International, Inc. "A"* (a)	63,000	1,079,820
NCR Corp.* (a)	169,800	1,344,816
QLogic Corp.* (a)	141,000	1,300,020
Western Digital Corp.* (a)	131,000	1,789,460
		7,336,040
Electronic Equipment, Instruments & Components 2.7%
Arrow Electronics, Inc.*	96,600	1,606,458
Avnet, Inc.* (a)	104,100	1,797,807
Ingram Micro, Inc. "A"* (a)	122,800	1,337,292
Jabil Circuit, Inc. (a)	266,900	1,104,966
		5,846,523
Internet Software & Services 0.6%
Sohu.com, Inc.* (a)	28,000	1,383,200
IT Services 4.0%
Accenture Ltd. "A" (a)	38,100	1,112,139
Automatic Data Processing, Inc. (a)	42,200	1,441,130
Broadridge Financial Solutions, Inc. (a)	128,700	2,056,626
Computer Sciences Corp.* (a)	44,800	1,556,352
Hewitt Associates, Inc. "A"* (a)	34,200	1,008,900
SAIC, Inc.* (a)	85,500	1,616,805
		8,791,952
Software 1.4%
Compuware Corp.* (a)	216,800	1,281,288
VMware, Inc. "A"* (a)	82,500	1,712,700
		2,993,988
Materials 5.6%
Chemicals 4.2%
Ashland, Inc. (a)	253,500	1,498,185
CF Industries Holdings, Inc. (a)	36,100	2,322,313
Cytec Industries, Inc. (a)	40,000	616,000
Terra Industries, Inc. (a)	98,000	2,527,420
The Mosaic Co. (a)	48,500	2,087,924
		9,051,842
Metals & Mining 0.6%
Cliffs Natural Resources, Inc. (a)	89,600	1,382,528
Paper & Forest Products 0.8%
International Paper Co. (a)	307,800	1,751,382
Telecommunication Services 1.4%
Diversified Telecommunication Services 0.8%
Verizon Communications, Inc. (a)	58,600	1,671,858
Wireless Telecommunication Services 0.6%
United States Cellular Corp.* (a)	40,300	1,386,320
Utilities 2.8%
Electric Utilities 0.6%
Pinnacle West Capital Corp. (a)	52,200	1,370,772
Gas Utilities 0.3%
UGI Corp. (a)	24,400	585,356
Independent Power Producers & Energy Traders 1.0%
AES Corp.* (a)	86,700	546,210
Mirant Corp.* (a)	131,300	1,605,799
		2,152,009
Multi-Utilities 0.9%
Consolidated Edison, Inc. (a)	25,800	934,218
Integrys Energy Group, Inc. (a)	43,000	1,034,150
		1,968,368
Total Common Stocks (Cost $201,141,331)		176,265,641

Cash Equivalents 4.5%
Cash Management QP Trust, 0.85% (b) (Cost $9,754,430)	9,754,430	9,754,430
	% of Net Assets	Value ($)

Total Long Positions (Cost $210,895,761)+	85.2	186,020,071
Other Assets and Liabilities, Net	96.8	211,426,072
Securities Sold Short	(82.0)	(179,080,474)
Net Assets	100.0	218,365,669
+ The cost for federal income tax purposes was $211,548,101. At February 28, 2009, net unrealized depreciation for all securities based on tax cost was $25,528,030. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,729,541 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,257,571.
	Shares	Value ($)

Common Stocks Sold Short 82.0%
Consumer Discretionary 16.4%
Auto Components 0.9%
BorgWarner, Inc.	25,100	432,975
Goodyear Tire & Rubber Co.	337,700	1,499,388
		1,932,363
Distributors 1.0%
LKQ Corp.	158,900	2,145,150
Diversified Consumer Services 0.2%
Weight Watchers International, Inc.	30,800	557,480
Hotels Restaurants & Leisure 4.0%
Burger King Holdings, Inc.	45,900	986,391
Choice Hotels International, Inc.	21,200	524,912
Darden Restaurants, Inc.	64,600	1,753,244
International Game Technology	142,000	1,252,440
Marriott International, Inc. "A"	128,500	1,819,560
Scientific Games Corp. "A"	42,600	450,708
Starwood Hotels & Resorts Worldwide, Inc.	160,400	1,859,036
		8,646,291
Household Durables 1.3%
Black & Decker Corp.	74,500	1,763,415
Lennar Corp. "A"	158,200	1,056,776
		2,820,191
Leisure Equipment & Products 0.5%
Hasbro, Inc.	47,400	1,084,986
Media 2.6%
News Corp. "A"	119,100	662,196
Regal Entertainment Group "A"	123,200	1,261,568
Viacom, Inc. "B"	70,600	1,086,534
Walt Disney Co.	104,300	1,749,111
Washington Post Co. "B"	2,300	829,127
		5,588,536
Multiline Retail 1.4%
Nordstrom, Inc.	103,500	1,394,145
Target Corp.	62,200	1,760,882
		3,155,027
Specialty Retail 3.6%
Bed Bath & Beyond, Inc.	85,900	1,829,670
Best Buy Co., Inc.	64,200	1,850,244
Dick's Sporting Goods, Inc.	51,900	640,965
O'Reilly Automotive, Inc.	55,800	1,861,488
Tiffany & Co.	93,400	1,778,336
		7,960,703
Textiles, Apparel & Luxury Goods 0.9%
Hanesbrands, Inc.	112,900	790,300
NIKE, Inc. "B"	26,500	1,100,545
		1,890,845
Consumer Staples 7.2%
Beverages 0.2%
Central European Distribution Corp.	79,000	526,930
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	43,000	1,820,620
Walgreen Co.	72,000	1,717,920
		3,538,540
Food Products 4.1%
ConAgra Foods, Inc.	95,500	1,440,140
Kellogg Co.	45,300	1,763,076
Kraft Foods, Inc. "A"	77,100	1,756,338
McCormick & Co., Inc.	52,800	1,655,280
Smithfield Foods, Inc.	79,600	624,860
The J.M. Smucker Co.	43,800	1,625,856
		8,865,550
Household Products 1.3%
Energizer Holdings, Inc.	38,700	1,632,753
Procter & Gamble Co.	22,500	1,083,825
		2,716,578
Energy 6.9%
Energy Equipment & Services 2.3%
Atwood Oceanics, Inc.	56,900	869,432
Hercules Offshore, Inc.	273,700	394,128
Oceaneering International, Inc.	20,900	663,993
Smith International, Inc.	55,600	1,194,288
Weatherford International Ltd.	185,900	1,983,553
		5,105,394
Oil, Gas & Consumable Fuels 4.6%
Cabot Oil & Gas Corp.	81,000	1,649,970
Frontier Oil Corp.	108,900	1,486,485
Petrohawk Energy Corp.	104,900	1,785,398
Quicksilver Resources, Inc.	302,900	1,817,400
Range Resources Corp.	41,600	1,479,712
XTO Energy, Inc.	58,900	1,864,774
		10,083,739
Financials 6.2%
Capital Markets 1.6%
Affiliated Managers Group, Inc.	30,500	1,097,390
Lazard Ltd. "A"	37,200	903,216
T. Rowe Price Group, Inc.	66,100	1,503,114
		3,503,720
Commercial Banks 2.5%
Regions Financial Corp.	364,900	1,247,958
US Bancorp.	156,200	2,235,222
Wells Fargo & Co.	160,400	1,940,840
		5,424,020
Consumer Finance 0.8%
American Express Co.	145,600	1,755,936
Diversified Financial Services 0.8%
Moody's Corp.	98,900	1,775,255
Insurance 0.5%
Principal Financial Group, Inc.	131,000	1,046,690
Health Care 12.6%
Biotechnology 2.3%
Amylin Pharmaceuticals, Inc.	174,000	1,588,620
BioMarin Pharmaceutical, Inc.	150,200	1,802,400
Cephalon, Inc.	24,700	1,620,073
		5,011,093
Health Care Equipment & Supplies 4.4%
Hologic, Inc.	122,000	1,381,040
IDEXX Laboratories, Inc.	27,000	812,700
Inverness Medical Innovations, Inc.	74,700	1,678,509
Kinetic Concepts, Inc.	74,500	1,622,610
Teleflex, Inc.	36,600	1,738,500
The Cooper Companies, Inc.	70,200	1,543,698
Zimmer Holdings, Inc.	23,700	829,974
		9,607,031
Health Care Providers & Services 0.7%
Health Net, Inc.	57,800	762,960
VCA Antech, Inc.	41,700	866,943
		1,629,903
Life Sciences Tools & Services 3.0%
Charles River Laboratories International, Inc.	69,000	1,711,200
Covance, Inc.	38,800	1,473,624
Illumina, Inc.	64,400	2,017,652
Life Technologies Corp.	46,700	1,361,305
		6,563,781
Pharmaceuticals 2.2%
Allergan, Inc.	39,000	1,510,860
Mylan, Inc.	121,300	1,507,759
Schering-Plough Corp.	99,500	1,730,305
		4,748,924
Industrials 12.4%
Aerospace & Defense 0.7%
Boeing Co.	51,400	1,616,016
Air Freight & Logistics 0.4%
UTI Worldwide, Inc.	64,600	793,934
Airlines 2.8%
AMR Corp.	404,000	1,652,360
Continental Airlines, Inc. "B"	157,000	1,573,140
Delta Air Lines, Inc.	259,900	1,307,297
Southwest Airlines Co.	274,400	1,616,216
		6,149,013
Building Products 0.5%
Masco Corp.	94,900	488,735
USG Corp.	115,500	666,435
		1,155,170
Commercial Services & Supplies 1.0%
Corrections Corp. of America	81,200	862,344
Iron Mountain, Inc.	70,400	1,308,032
		2,170,376
Construction & Engineering 0.7%
Quanta Services, Inc.	92,800	1,633,280
Electrical Equipment 0.4%
AMETEK, Inc.	32,900	870,534
SunPower Corp. "B"	1	25
		870,559
Industrial Conglomerates 0.4%
General Electric Co.	91,900	782,069
Machinery 3.6%
Caterpillar, Inc.	70,400	1,732,544
Deere & Co.	65,600	1,803,344
Eaton Corp.	32,700	1,182,105
Ingersoll-Rand Co., Ltd. "A"	58,900	835,202
PACCAR, Inc.	69,900	1,752,393
Valmont Industries, Inc.	10,900	474,804
		7,780,392
Professional Services 0.7%
FTI Consulting, Inc.	41,400	1,512,756
Road & Rail 1.2%
Con-way, Inc.	70,700	1,068,277
Landstar System, Inc.	51,400	1,626,810
		2,695,087
Information Technology 11.0%
Communications Equipment 1.8%
Brocade Communications Systems, Inc.	237,400	659,972
Corning, Inc.	187,100	1,973,905
Motorola, Inc.	389,200	1,369,984
		4,003,861
IT Services 1.8%
Cognizant Technology Solutions Corp. "A"	65,600	1,207,040
Fiserv, Inc.	53,900	1,758,218
NeuStar, Inc. "A"	62,600	969,674
		3,934,932
Semiconductors & Semiconductor Equipment 4.8%
KLA-Tencor Corp.	106,500	1,837,125
Lam Research Corp.	75,800	1,482,648
Microchip Technology, Inc.	97,200	1,824,444
Novellus Systems, Inc.	79,600	1,014,900
NVIDIA Corp.	243,800	2,018,664
Rambus, Inc.	264,100	2,260,696
		10,438,477
Software 2.6%
Activision Blizzard, Inc.	187,700	1,882,631
ANSYS, Inc.	46,600	939,922
Cadence Design Systems, Inc.	164,600	691,320
Citrix Systems, Inc.	41,400	852,012
Novell, Inc.	161,500	510,340
Nuance Communications, Inc.	78,300	693,738
		5,569,963
Materials 5.4%
Chemicals 1.0%
Celanese Corp. "A"	51,400	438,956
Monsanto Co.	23,700	1,807,599
		2,246,555
Construction Materials 0.9%
Eagle Materials, Inc.	105,400	2,009,978
Metals & Mining 2.7%
Alcoa, Inc.	137,400	856,002
Commercial Metals Co.	110,900	1,132,289
Nucor Corp.	44,500	1,497,425
Southern Copper Corp.	137,700	1,887,867
Steel Dynamics, Inc.	54,300	453,405
		5,826,988
Paper & Forest Products 0.8%
Weyerhaeuser Co.	73,500	1,775,760
Telecommunication Services 2.6%
Wireless Telecommunication Services
Crown Castle International Corp.	87,600	1,536,504
MetroPCS Communications, Inc.	146,600	2,125,700
SBA Communications Corp. "A"	96,600	2,007,348
		5,669,552
Utilities 1.3%
Gas Utilities 0.7%
EQT Corp.	50,000	1,537,500
Water Utilities 0.6%
Aqua America, Inc.	66,500	1,223,600
Total Common Stocks Sold Short (Proceeds $206,036,952)		179,080,474
* Non-income producing security.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Investments Sold Short, at Value
Level 1	$ 176,265,641	$ 179,080,474
Level 2	9,754,430	—
Level 3	—	—
Total	$ 186,020,071	$ 179,080,474

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $201,141,331)	$ 176,265,641
Investment in Cash Management QP Trust (cost $9,754,430)	9,754,430
Total investments, at value (cost $210,895,761)	186,020,071
Cash	2,261,527
Deposits with broker for securities sold short	210,170,713
Receivable for Fund shares sold	4,273,522
Dividends receivable	421,278
Interest receivable	20,470
Due from Advisor	6,138
Other assets	38,486
Total assets	403,212,205
Liabilities
Payable for securities sold short, at value (proceeds of $206,036,952)	179,080,474
Payable for investments purchased	2,261,527
Payable for Fund shares redeemed	3,013,977
Dividends payable for securities sold short	224,552
Accrued management fee	159,616
Other accrued expenses and payables	106,390
Total liabilities	184,846,536
Net assets, at value	$ 218,365,669
Net Assets Consist of
Net investment loss	(435,275)
Net unrealized appreciation (depreciation) on: Investments	(24,875,690)
Securities sold short	26,956,478
Accumulated net realized gain (loss)	(5,209,194)
Paid-in capital	221,929,350
Net assets, at value	$ 218,365,669

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($91,389,251 ÷ 9,707,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.41
Maximum offering price per share (100 ÷ 94.25 of $9.41)	$ 9.98

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,227,419 ÷ 1,311,111 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.33

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($45,787,177 ÷ 4,861,080 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.42

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($68,961,822 ÷ 7,321,769 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.42
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2009 (Unaudited)
Investment Income
Income: Dividends	$ 1,435,920
Interest — Cash Management QP Trust	134,383
Interest*	293,782
Total Income	1,864,085
Expenses: Management fee	941,022
Administration fee	75,282
Services to shareholders	42,283
Custodian fee	17,191
Distribution and service fees	90,923
Professional fees	49,091
Reports to shareholders	42,178
Registration fees	45,137
Dividend expense on securities sold short	1,077,423
Other	5,572
Total expenses before expense reductions	2,386,102
Expense reductions	(106,742)
Total expenses after expense reductions	2,279,360
Net investment income (loss)	(415,275)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(36,264,101)
Securities sold short	35,261,575
(1,002,526)
Change in net unrealized appreciation (depreciation) on: Investments	(25,505,777)
Securities sold short	27,902,140
2,396,363
Net gain (loss)	1,393,837
Net increase (decrease) in net assets resulting from operations	$ 978,562
* Represents income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Operations: Net investment income (loss)	$ (415,275)	$ 438,625
Net realized gain (loss)	(1,002,526)	1,196,417
Change in net unrealized appreciation (depreciation)	2,396,363	278,039
Net increase (decrease) in net assets resulting from operations	978,562	1,913,081
Distributions to shareholders from: Net investment income: Class A	(43,322)	(113,325)
Class C	—	(46,290)
Class S	(36,140)	(72,175)
Institutional Class	(196,071)	(378,595)
Net realized gains: Class A	(1,786,516)	—
Class C	(233,883)	—
Class S	(565,027)	—
Institutional Class	(2,498,610)	—
Total distributions	(5,359,569)	(610,385)
Fund share transactions: Proceeds from shares sold	145,263,519	123,284,565
Reinvestment of distributions	4,990,942	601,954
Cost of shares redeemed	(55,930,777)	(14,990,174)
Redemption fees	30,701	2,354
Net increase (decrease) in net assets from Fund share transactions	94,354,385	108,898,699
Increase (decrease) in net assets	89,973,378	110,201,395
Net assets at beginning of period	128,392,291	18,190,896
Net assets at end of period (including net investment loss and undistributed net investment income of $435,275 and $255,533, respectively)	$ 218,365,669	$ 128,392,291

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 9.64	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	.07	.28
Net realized and unrealized gain (loss)	.14	.12	(.53)
Total from investment operations	.11	.19	(.25)
Less distributions from: Net investment income	(.01)	(.18)	(.08)
Net realized gains	(.34)	—	(.03)
Total distributions	(.35)	(.18)	(.11)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 9.41	$ 9.65	$ 9.64
Total Return (%)[d,e]	1.06**	2.12	(2.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	21	6
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.36*	3.25	4.23*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	3.18*	2.95	2.99*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.75*	1.65	2.11*
Ratio of net investment income (loss) (%)	(.70)*	.67	3.31*
Portfolio turnover rate (%)	360**	967	1,009**
[a] For the six months ended February 28, 2009 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 9.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.01)	.22
Net realized and unrealized gain (loss)	.15	.12	(.54)
Total from investment operations	.08	.11	(.32)
Less distributions from: Net investment income	—	(.11)	(.06)
Net realized gains	(.34)	—	(.03)
Total distributions	(.34)	(.11)	(.09)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 9.33	$ 9.59	$ 9.59
Total Return (%)[d,e]	.78**	1.15	(3.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	3	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.08*	4.06	4.97*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	3.93*	3.77	3.73*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	2.50*	2.47	2.85*
Ratio of net investment income (loss) (%)	(1.45)*	(.15)	2.57*
Portfolio turnover rate (%)	360**	967	1,009**
[a] For the six months ended February 28, 2009 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.66	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.08	.30
Net realized and unrealized gain (loss)	.14	.13	(.54)
Total from investment operations	.12	.21	(.24)
Less distributions from: Net investment income	(.02)	(.20)	(.08)
Net realized gains	(.34)	—	(.03)
Total distributions	(.36)	(.20)	(.11)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 9.42	$ 9.66	$ 9.65
Total Return (%)[d]	1.21**	2.21	(2.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	4	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.09*	3.17	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.93*	2.81	2.81*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.50*	1.51	1.93*
Ratio of net investment income (loss) (%)	(.45)*	.81	3.49*
Portfolio turnover rate (%)	360**	967	1,009**
[a] For the six months ended February 28, 2009 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.09	.30
Net realized and unrealized gain (loss)	.14	.13	(.54)
Total from investment operations	.12	.22	(.24)
Less distributions from: Net investment income	(.03)	(.20)	(.08)
Net realized gains	(.34)	—	(.03)
Total distributions	(.37)	(.20)	(.11)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 9.42	$ 9.67	$ 9.65
Total Return (%)[d]	1.16**	2.44	(2.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	100	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.00*	3.06	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short (%)	2.88*	2.76	2.79*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.45*	1.46	1.91*
Ratio of net investment income (loss) (%)	(.40)*	.86	3.51*
Portfolio turnover rate (%)	360**	967	1,009**
[a] For the six months ended February 28, 2009 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior two years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2009, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $308,609,570 and $191,684,885, respectively. Purchases to cover securities sold short and securities sold short aggregated $193,080,352 and $314,405,254, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

For the period from September 1, 2008 through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Accordingly, for the six months ended February 28, 2009, the fee pursuant to the Investment Management Agreement aggregated $941,022, of which $85,685 was waived, resulting in an annualized effective rate of 1.14% of the Fund's average daily net assets.

For the six months ended February 28, 2009, the Advisor agreed to reimburse the Fund $1,051 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2009, the Advisor accrued an Administration Fee of $75,282, of which $15,823 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended February 28, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2009
Class A	$ 12,630	$ 12,630	$ —
Class C	3,616	1,039	1,130
Class S	2,146	2,146	—
Institutional Class	949	949	—
	$ 19,341	$ 16,764	$ 1,130

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 28, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2009
Class C	$ 23,686	$ 5,970

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2009	Annualized Effective Rate
Class A	$ 61,251	$ 2,709	$ 10,691.24%
Class C	5,986	—	3,289.19%
	$ 67,237	$ 2,709	$ 13,980

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2009 aggregated $23,014.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2009, the CDSC for Class A and C shares aggregated $20,000 and $3,017, respectively.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,452, of which $2,882 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 28, 2009, two shareholders held approximately 31% and 16%, respectively, of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2009, the Fund's custodian fee was reduced by $433 and $100, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2009		Year Ended August 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,509,015	$ 80,547,450	2,155,823	$ 20,872,720
Class C	1,074,098	10,113,222	220,941	2,132,512
Class S	4,712,719	44,875,933	366,441	3,561,805
Institutional Class	1,019,630	9,726,914	10,163,690	96,717,528
		$ 145,263,519		$ 123,284,565
Shares issued to shareholders in reinvestment of distributions
Class A	176,937	$ 1,679,131	11,438	$ 106,832
Class C	17,565	165,286	4,749	44,360
Class S	47,663	451,844	7,727	72,167
Institutional Class	284,249	2,694,681	40,535	378,595
		$ 4,990,942		$ 601,954
Shares redeemed
Class A	(1,173,883)	$ (11,082,294)	(613,626)	$ (5,860,549)
Class C	(102,951)	(971,604)	(352,511)	(3,342,856)
Class S	(303,696)	(2,882,645)	(336,832)	(3,189,867)
Institutional Class	(4,344,245)	(40,994,234)	(273,336)	(2,596,902)
		$ (55,930,777)		$ (14,990,174)
Redemption fees		$ 30,701		$ 2,354
Net increase (decrease)
Class A	7,512,069	$ 71,171,553	1,553,635	$ 15,121,011
Class C	988,712	9,307,565	(126,821)	(1,165,984)
Class S	4,456,686	42,447,886	37,336	444,451
Institutional Class	(3,040,366)	(28,572,619)	9,930,889	94,499,221
		$ 94,354,385		$ 108,898,699

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        April 28, 2009